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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                         ROCHESTER MEDICAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS
FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (11-01)

                         ROCHESTER MEDICAL CORPORATION
                          ONE ROCHESTER MEDICAL DRIVE
                         STEWARTVILLE, MINNESOTA 55976
                            TELEPHONE (507) 533-9600

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 2003

                             ---------------------

     The Annual Meeting of Shareholders of Rochester Medical Corporation (the "Company") will be held January 30, 2003, at 3:30 o'clock p.m. (Central Standard
Time) in the Rochester Room, Minneapolis Hilton and Towers Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota 55403 to consider and take action upon the following matters:

          1. To elect seven directors to serve until the next Annual Meeting of Shareholders.

          2. To ratify the selection of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2003.

          3. To act upon any other business that may properly come before the meeting and any adjournment thereof.

     The Board of Directors has fixed the close of business on December 2, 2002, as the record date for the determination of the shareholders entitled to vote at the meeting or any adjournment thereof.

                                          By Order of the Board of Directors

                                          /s/ Anthony J. Conway

                                          ANTHONY J. CONWAY
                                          President and Secretary

Dated: December 16, 2002

     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. HOWEVER, WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                         ROCHESTER MEDICAL CORPORATION
                          ONE ROCHESTER MEDICAL DRIVE
                         STEWARTVILLE, MINNESOTA 55976
                            TELEPHONE (507) 533-9600

                             ---------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 30, 2003

                             ---------------------

                     SOLICITATION AND REVOCABILITY OF PROXY

     This Proxy Statement is furnished to the shareholders of Rochester Medical Corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of the enclosed proxy for use at the 2003 Annual Meeting of Shareholders of the Company to be held on Thursday, January 30, 2003, at 3:30 o'clock p.m. (Central Standard Time) in the Rochester Room, Minneapolis Hilton and Towers Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, or at any adjournment(s) thereof (the "2003 Annual Meeting") for the purposes set forth in the Notice of Annual Meeting of Shareholders. The persons named as proxies in the enclosed form of proxy will vote the Common Stock according to the instructions given therein or, if no instruction is given, then in favor of all nominations and Proposal 2. A person giving a proxy may revoke it before it is exercised by delivering to the Secretary of the Company a written notice terminating the proxy's authority or by duly executing a proxy bearing a later date. A shareholder who attends the meeting need not revoke his or her proxy and vote in person unless he or she wishes to do so.

     The Company will pay expenses for solicitation of proxies. Proxies are being solicited primarily by mail, but, in addition, directors, officers and regular employees of the Company, who will receive no extra compensation for their services, may solicit proxies personally, by telephone or by special letter. So far as the management of the Company is aware, only matters described in this Proxy Statement will be acted upon at the meeting. If another matter requiring a vote of shareholders properly comes before the meeting, the persons named as proxies in the enclosed proxy form will vote on such matter according to their judgment.

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2002, is being furnished to each shareholder with this Proxy Statement.

     The principal executive offices of the Company are located at One Rochester Medical Drive, Stewartville, Minnesota 55976. The approximate mailing date of this Proxy Statement and the accompanying form of proxy is December 18, 2002.

                      RECORD DATE AND VOTING OF SECURITIES

     The Common Stock of the Company, without par value, is the only authorized voting security of the Company. Only holders of the Company's Common Stock whose names appear of record on the Company's books on December 2, 2002, are entitled to receive notice of, and to vote at, the 2003 Annual Meeting. At the close of business on December 2, 2002, a total of 5,329,750 shares of Common Stock were outstanding, each entitled to one vote. Holders of Common Stock do not have cumulative voting rights.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

NOMINEES

     The Company's By-Laws provide that the shareholders or the Board of Directors may set the number of directors to constitute the Company's Board of Directors. The Board of Directors has determined to set the number of directors at seven. Each director is elected at the Annual Meeting of Shareholders to hold office until the Annual Meeting of Shareholders next held after his or her election.

     It is intended that the persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election as directors of the nominees named in the table below except as specifically directed otherwise. Each nominee has indicated a willingness to serve, but in case any nominee is not a candidate at the meeting, for reasons not now known to the Company, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion. Information regarding these nominees is set forth in the table below.

                               DIRECTOR
NAME                     AGE    SINCE                          POSITION
----                     ---   --------                        --------
Anthony J. Conway......  58      1988     Chairman of the Board, Chief Executive Officer,
                                          President and Secretary
Philip J. Conway.......  46      1988     Director, Vice President, Production Technologies
Richard D. Fryar.......  55      1988     Director, Vice President, Research and Development
Darnell L. Boehm.......  54      1995     Director
Peter R. Conway........  48      1988     Director
Roger W. Schnobrich....  72      1995     Director
Benson Smith...........  55      2001     Director

     Anthony J. Conway, a founder of the Company, has served as Chairman of the Board, Chief Executive Officer, President, and Secretary of the Company since May 1988, and was its Treasurer until September 1997. In addition to his duties as Chief Executive Officer, Mr. Anthony Conway actively contributes to the Company's research and development and design activities. From 1979 to March 1988, he was President, Secretary and Treasurer of Arcon Corporation ("Arcon"), a company that he co-founded in 1979 to develop, manufacture and sell latex-based male external catheters and related medical devices. Prior to founding Arcon, Mr. Anthony Conway worked for twelve years for International Business Machines Corporation ("IBM") in various research and development capacities. Mr. Anthony Conway is one of the named inventors on numerous patent applications that have been assigned to the Company, of which to date 19 have resulted in issued United States patents and 36 have resulted in issued foreign patents.

     Philip J. Conway, a founder of the Company, has served as Vice President of Production Technologies of the Company since August 1999 and as a Director of the Company since May 1988. From 1988 to July 1999, Mr. Philip Conway served as Vice President of Operations of the Company. Mr. Philip Conway is responsible for plant design as well as new product and production processes, research, design and development activities. Since November 2001, he has had primary responsibility for the Company's operational activities. From 1979 to March 1988, Mr. Philip Conway served as Plant and Production Manager of Arcon, a company that he co-founded. Prior to joining Arcon, Mr. Philip Conway was employed in a production supervisory capacity by AFC Corp., a manufacturer and fabricator of fiberglass, plastics and other composite materials. He is one of the named inventors on numerous patent applications that have been assigned to the Company, of which to date 19 have resulted in issued United States patents and 36 have resulted in issued foreign patents.

     Richard D. Fryar, a founder of the Company, has served as a Director and as Vice President of Research and Development of the Company since May 1988. Mr. Fryar is responsible for overseeing the Company's research and development and regulatory affairs activities. From 1984 to March 1988, Mr. Fryar was employed by Arcon, a company that he co-founded, in research and development capacities. From 1969 to 1984, he was employed by IBM in various research and development capacities. He is one of the named inventors on numerous patent applications that have been assigned to the Company, of which to date 19 have resulted in issued United States patents and 36 have resulted in issued foreign patents.

     Darnell L. Boehm has served as a Director of the Company since October 1995. Since 1986, Mr. Boehm has served as a Director of Aetrium, Inc., a manufacturer of electromechanical equipment for handling and testing semiconductors. From 1986 to 2000, Mr. Boehm also served as the Chief Financial Officer and Secretary of Aetrium. From August 1999 to January 2002, Mr. Boehm served as a Director of ALPNET, Inc., a supplier of multilingual information services including language translation, product localization and other services. He is also the principal of Darnell L. Boehm & Associates, a management consulting firm.

     Peter R. Conway has served as a Director of the Company since May 1988. He is a Director and the Chief Executive Officer of Halcon Corporation, a manufacturer of quality custom office furniture of which he was a co-founder in 1978. From 1979 to 1985 Mr. Peter Conway served as a director of Arcon.

     Roger W. Schnobrich has served as a director of the Company since October 1995. Mr. Schnobrich has been a partner with the law firm of Hinshaw & Culbertson since 1997. Prior to joining Hinshaw & Culbertson, Mr. Schnobrich was a partner in the law firm of Popham, Haik, Schnobrich and Kaufman Ltd. for more than five years. Mr. Schnobrich serves as a director of Developed Technology Resource Inc., a company that invests in business, technology and infrastructure in the former Soviet Union.

     Benson Smith has served as a director of the Company since May 2001. Mr. Smith has been a lecturer for the Gallup organization since April 2000. Prior to joining the Gallup organization, Mr. Smith worked for several years with C.R. Bard, a company specializing in medical devices, serving most recently as President and Chief Operating Officer. In 1991, Mr. Smith was elected to the position of Group Vice President, responsible for C.R. Bard's urological product group. He was promoted to the position of Executive Vice President in 1993 and became a member of C.R. Bard's Board of Directors in 1994. Shortly thereafter, Mr. Smith was promoted to the position of President and Chief Operating Officer. Mr. Smith is also a director for Zoll Medical.

     Messrs. Anthony J. Conway, Philip J. Conway and Peter R. Conway are brothers.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE NOMINEES NAMED ABOVE AS DIRECTORS OF THE COMPANY FOR THE ENSUING YEAR.

BOARD MEETINGS

     During the fiscal year ended September 30, 2002, the Board of Directors met on one occasion and adopted resolutions by unanimous written consent on eight additional occasions.

COMMITTEES

     The Board of Directors has established a Compensation Committee and an Audit Committee. The Audit Committee has oversight of the Company's financial statements, financial reporting process, systems of internal accounting and financial controls, internal audit function, the annual independent audit of the Company's financial statements and legal compliance. The Compensation Committee has power and authority to recommend compensation for the Company's executive officers. Messrs. Boehm, Schnobrich and Smith are members of the Audit Committee and Messrs. Boehm and Schnobrich are members of the Compensation

Committee. The Audit Committee met four times and the Compensation Committee met one time during the fiscal year ended September 30, 2002.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

     No director of the Company attended fewer than 75% of all board and committee meetings.

COMPENSATION OF DIRECTORS

     No director who is also an employee of the Company receives any separate compensation for services as a director. Non-employee directors currently receive reimbursement of out-of-pocket expenses incurred with respect to their duties as board or committee members.

     Non-employee directors can also each receive stock options under the Company's 2001 Stock Incentive Plan (the "2001 Plan"). Each Grant has the following terms: (1) the exercise price is equal to the fair market value (as defined in the 2001 Plan) of the Common Stock on the date of grant; (2) the exercise price is payable upon exercise in cash or in Common Stock held at least six months, (3) the term of the option is 10 years, (4) the option is immediately exercisable and (5) the option expires if not exercised within twelve months (i) after the optionee ceases to serve as a Director or (ii) following the optionee's death.

     Messrs. Darnell Boehm, Roger W. Schnobrich, Peter R. Conway and Benson Smith are the only non-employee Directors of the Company and therefore the only Directors eligible to receive the compensation described above. On October 16, 2001, Messrs. Boehm, Schnobrich, Smith and Peter Conway each received an option to purchase 6,000 shares of Common Stock.

EXECUTIVE OFFICERS

     In addition to its executive officers who are also directors of the Company, the Company employs the following executive officers:

NAME                                          AGE                 POSITION
----                                          ---                 --------
David A. Jonas..............................  38    Chief Financial Officer and Treasurer
Dara Lynn Horner............................  44    Vice President, Marketing
Martyn R. Sholtis...........................  43    Corporate Vice President

     David A. Jonas has served as the Company's Treasurer since November 2000 and as its Chief Financial Officer since May 2001. From June 1, 1998 until May 2001, Mr. Jonas served as the Company's Controller. From August 1999 until October 2001, Mr. Jonas served as the Company's Director of Operations and had principal responsibility for the Company's operational activities. Since November 2000, Mr. Jonas has also had principal responsibility for the Company's financial activities. Prior to joining the Company, Mr. Jonas was employed in various financial, financial management and operational management positions with Polaris Industries, Inc. from January 1989 to June 1998. Mr. Jonas holds a BS degree in Accounting from the University of Minnesota and is a certified public accountant.

     Dara Lynn Horner joined the Company in November 1998 and serves as the Company's Vice President of Marketing. From November 1998 until November 1999, Ms. Horner served as Marketing Director for the Company's FemSoft Insertproduct line. Ms. Horner has principal responsibility for management of the Company's marketing activities. From 1990 until joining the Company in 1998, Ms. Horner was employed by Lake Region Manufacturing, Inc., a medical device manufacturer, most recently as Marketing Director.

     Martyn R. Sholtis joined the Company in April 1992 and serves as the Company's Corporate Vice President. Mr. Sholtis is responsible for all international and private label sales and for corporate business development activities. From 1985 to 1992 Mr. Sholtis was employed by Sherwood Medical, a company that manufactured and sold a variety of disposable medical products including urological catheters, most recently as Regional Sales Manager for the Nursing Care Division.

     The Company's executive officers are employed pursuant to annually renewing employment agreements which continue until terminated by either the Company or the employee. Under each respective agreement, employment continues unless terminated by the employee or by the Company. Each such agreement contains confidentiality and assignment of invention provisions benefiting the Company, and the employment agreements with Messrs. Conways and Fryar also contain non-competition provisions benefiting the Company.

CHANGE IN CONTROL AGREEMENTS

     The Compensation Committee of the Board authorized change in control agreements with Philip J. Conway, Vice President of Production Technologies, and Richard D. Fryar, Vice President of Research and Development, on December 1, 1998, and with Anthony J. Conway, President and Chief Executive Officer, Dara Lynn Horner, Vice President of Marketing, David A. Jonas, Chief Financial Officer, and Martyn R. Sholtis, Corporate Vice President, on November 21, 2000. The Compensation Committee and the Board believe that the arrangements are appropriate to reinforce and encourage the continued attention and dedication of members of the Company's management to their assigned duties without distraction if a change in control of the Company is proposed. The Compensation Committee and the Board believe that it is important, should the Company or its shareholders receive a proposal for transfer of control of the Company, that management be able to assess and advise the Board whether such proposal would be in the best interests of the Company and its shareholders and to take such other actions regarding such proposal as the Board might determine to be appropriate, without being influenced by the uncertainties of management's own personal situation.

     The change in control agreements, which are substantially the same for each individual, provide that each employee agrees to continue employment with the Company following a Change in Control (as defined), unless such employment is terminated because of death, disability or by the employee for Good Reason (as defined). If a Change in Control occurs and the individual remains employed by the Company for twelve months following such Change in Control, then the individual will be entitled to receive a payment equal to 2.5 times such individual's earned compensation (salary plus cash bonuses) during the 12 month period. If an individual's employment is terminated within twelve months following a Change in Control by the Company without Cause (as defined) or by the individual for Good Reason, then the individual will be entitled to receive a payment equal to 2.5 times such individual's earned compensation during the one year period prior to the date of the Change in Control. In either case, payments to an individual are subject to excess payment limitations, such that the amounts payable under such individual's agreement shall be reduced until no portion of the total payments by the Company to such individual as a result of the change in control (including the value of accelerated vesting of stock options) will not be deductible solely as a result of Section 280G of the Internal Revenue Code of 1986, as amended.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of November 11, 2002, certain information with respect to the beneficial ownership of the Common Stock of the Company by (i) each person who, to the knowledge of the Company, owned beneficially more than five percent of such stock, (ii) each director, (iii) each executive officer named in the "Summary Compensation Table" below and (iv) all directors and executive officers as a group. Unless otherwise noted, shares are subject to the sole voting and investment power of the indicated person.

                                                               AMOUNT AND NATURE
NAME AND ADDRESS OF BENEFICIAL OWNER                       OF BENEFICIAL OWNERSHIP(1)   PERCENT OF CLASS
------------------------------------                       --------------------------   ----------------
Anthony J. Conway(2), (3), (4)...........................            549,650                  10.2%
Peter R. Conway(3), (5)..................................            398,805                   7.4%
Philip J. Conway(2), (3), (6)............................            295,300                   5.5%
Richard D. Fryar(2), (7).................................            220,000                   4.1%
Martyn R. Sholtis(8).....................................             95,540                   1.8%
Darnell L. Boehm(9)......................................             59,350                   1.1%
Roger W. Schnobrich(10)..................................             54,500                   1.0%
David A. Jonas(11).......................................             40,750                     *
Benson Smith(12).........................................             26,000                     *
All officers and directors as a group (10 persons)(13)...          1,784,577                  30.7%

---------------

  *  Less than 1%

 (1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission, and includes general voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of November 11, 2002 are deemed to be outstanding for the purpose of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

 (2) The address of each executive officer of the Company is One Rochester Medical Drive, Stewartville, Minnesota 55976.

 (3) Messrs. Anthony J. Conway, Peter R. Conway and Philip J. Conway are brothers.

 (4) Includes 74,500 shares issuable upon exercise of currently outstanding options at prices ranging from of $4.33 to $17.25 per share. Also includes 39,300 shares held by his wife and 100 shares held by his son, as to which he disclaims beneficial ownership.

 (5) Includes 45,500 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $17.25 per share. Also includes 4,500 shares held in an IRA for the benefit of Mr. Philip J. Conway, and 4,800 shares held in an IRA for the benefit of his wife, as to which he disclaims beneficial ownership.

 (6) Includes 42,000 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $20.00 per share. Mr. Peter R. Conway's address is Route 1, Box 1575, Chatfield, Minnesota 55923.

 (7) Includes 45,500 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $17.25 per share.

 (8) Includes 85,000 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $15.375 per share. Also includes 2,050 shares held indirectly by Mr. Sholtis' mother and also includes 3,490 shares held indirectly for the benefit of his wife.

 (9) Includes 42,000 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $20.00 per share. Also includes 2,350 shares held for the benefit of a minor child. Mr. Boehm's address is 19330 Bardsley Place, Monument, Colorado 80132.

(10) Includes 42,000 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $20.00 per share. Also includes 12,000 shares held in an IRA for the benefit of Mr. Schnobrich. Mr. Schnobrich's address is 3100 Piper Jaffray Tower, Minneapolis, Minnesota 55402.

(11) Includes 40,000 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $14.75 per share.

(12) Includes 26,000 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $5.50 per share.

(13) Includes 382,250 shares issuable upon exercise of currently outstanding options at prices ranging from $4.33 to $20.00.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

     Executive compensation is determined by the Board of Directors based on the recommendations of the Compensation Committee, which is composed entirely of independent, outside directors. The following information sets forth the compensation paid by the Company for services rendered during the three fiscal years ended September 30, 2002 for the Company's Chief Executive Officer and for each of the other four most highly compensated executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                   ANNUAL          ----------------
                                               COMPENSATION(1)        SECURITIES
                                    FISCAL   -------------------      UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION          YEAR     SALARY    BONUS(2)   OPTIONS/SAR'S(#)   COMPENSATION($)
---------------------------         ------   --------   --------   ----------------   ---------------
Anthony J. Conway.................   2002    $170,661   $54,707         15,000              --
  Chief Executive Officer            2001     165,000    50,000         25,000              --
  and President                      2000     157,327    40,000         30,000              --
Martin R. Sholtis.................   2002     130,031    38,127         10,000              --
  Corporate Vice President           2001     118,000    36,000         20,000              --
                                     2000     114,572    22,876             --              --
Philip J. Conway..................   2002     120,661    27,548         10,000              --
  Vice President,                    2001     115,000    29,000         22,000              --
  Production Technologies            2000     113,721    23,000         10,000              --
Richard D. Fryar..................   2002     120,661    27,548         10,000              --
  Vice President,                    2001     115,000    29,000         22,000              --
  Research and Development           2000     113,721    23,000         10,000              --
David A. Jonas....................   2002     120,661    27,548         10,000              --
  Chief Financial Officer            2001     108,212    29,000         30,000              --
  and Treasurer                      2000      90,000    10,804             --              --

---------------

(1) With respect to each of the named executive officers, the aggregate amount of perquisites and other personal benefits, securities or property received was less than either $50,000 or 10% of the total annual salary and bonus reported for such named executive officer.

(2) Annual bonus amounts are earned and accrued during the fiscal years indicated, and paid subsequent to the end of the fiscal year.

     The following table sets forth information with respect to options granted to the Company's named executive officers during the fiscal year ended September 30, 2002:

                       OPTION GRANTS IN FISCAL YEAR 2002

                                                                                      POTENTIAL REALIZABLE
                                             INDIVIDUAL GRANTEE                         VALUE AT ASSUMED
                          --------------------------------------------------------   ANNUAL RATES OF STOCK
                                        PERCENT OF TOTAL                             PRICE APPRECIATION FOR
                                       OPTIONS GRANTED TO   EXERCISE                     OPTION TERM(1)
                           OPTIONS        EMPLOYEES IN        PRICE     EXPIRATION   ----------------------
NAME                      GRANTED(#)      FISCAL YEAR       ($/SH)(2)    DATE(3)        5%          10%
----                      ----------   ------------------   ---------   ----------   ---------   ----------
Anthony J. Conway,......    15,000(3)         7.4%            $4.33      10/16/11     $40,847     $103,514
  Chief Executive
  Officer and President
Martyn R. Sholtis.......    10,000(3)         4.9%             4.33      10/16/11      27,231       69,009
  Corporate Vice
  President
Philip J. Conway........    10,000(3)         4.9%             4.33      10/16/11      27,231       69,009
  Vice President,
  Production
  Technologies
Richard D. Fryar........    10,000(3)         4.9%             4.33      10/16/11      27,231       69,009
  Vice President,
  Research and
  Development
David A. Jonas..........    10,000(3)         4.9%             4.33      10/16/11      27,231       69,009
  Chief Financial
  Officer and Treasurer

---------------

(1) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant until the end of the ten year option term. These values are calculated based on regulations promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price appreciation. There is no assurance that the actual stock price appreciation over the ten-year option term will be at the assumed 5% or 10% levels, or at any other defined level.

(2) The exercise price of each option is equal to the market value of the Common Stock on the date of grant. The exercise price is payable in cash, or, at the discretion of the Stock Option Committee, in Common Stock of the Company already owned by the optionee or by promissory note acceptable to the Company.

(3) The option vests and becomes exercisable for the option shares in four equal, successive annual installments. The option is subject to earlier termination in the event of optionee's cessation of service with the Company.

     The following table sets forth information with respect to the value of options held by the named executive officers as of September 30, 2002. No stock options were exercised by any of the Company's named executive officers during the past fiscal year:

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                                                           VALUE OF UNEXERCISED
                                                             NUMBER OF UNEXERCISED             IN-THE-MONEY
                                                                  OPTIONS AT                    OPTIONS AT
                               SHARES                         SEPTEMBER 30, 2002           SEPTEMBER 30, 2002(1)
                              ACQUIRED        VALUE       ---------------------------   ---------------------------
NAME AND PRINCIPAL POSITION  ON EXERCISE   REALIZED$(2)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
---------------------------  -----------   ------------   -----------   -------------   -----------   -------------
Anthony J. Conway........         0             0           60,250         51,750         $7,528         $46,298
  Chief Executive Officer
  and President
Martyn R. Sholtis........         0             0           80,250         25,750         $5,023         $30,878
  Corporate Vice President
Philip J. Conway.........         0             0           38,500         33,500         $5,041         $30,932
  Vice President,
  Production Technologies
Richard D. Fryar.........         0             0           38,500         33,500         $5,041         $30,932
  Vice President, Research
  and Development
David A. Jonas...........         0             0           35,000         35,000         $8,080         $40,050
  Chief Financial Officer
  and Treasurer

---------------

(1) An in-the-money option is an option which has an exercise price for the Common Stock which is lower than the fair market value of the Common Stock on a specified date. The fair market value of the Company's Common Stock at September 30, 2002 was $5.91 per share.

(2) Value realized is based on the fair market value of the Company's Common Stock on the date of exercise minus the exercise price and does not necessarily indicate that the optionee sold such stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's Compensation Committee (the "Committee") was established in 1995 and is composed entirely of independent, outside members of the Company's Board of Directors. The Committee reviews and approves each of the elements of the executive compensation program and assesses the effectiveness and competitiveness of the overall program.

     Rochester Medical's executive compensation program is designed to accomplish several goals, including:

     - To attract, retain, and motivate employees of outstanding ability.

     - To link changes in employee compensation to individual and corporate performance.

     - To align the interests of management with the interests of the Company's shareholders.

KEY PROVISIONS OF THE EXECUTIVE COMPENSATION PROGRAM

     The Company's executive compensation program consists of three components: base salary, annual incentive bonus, and long-term incentives in the form of stock options. The program includes a strong link between pay and performance by emphasizing variable components of the program through annual incentive bonus and stock options. The annual incentive bonus is an integral part of the program, providing a means for total executive compensation to adjust from the low to middle range of compensation for comparable-sized manufacturing companies as appropriate based on the individual's and the Company's performance. In the past, the Company has typically paid a portion of the available annual incentive bonus to each executive, which has generally resulted in total executive compensation falling within the midrange of compensation at comparable companies.

BASE SALARY

     The Committee determines base salaries for executive officers on the basis of a number of factors, including an assessment of competitive compensation levels for similar-size publicly held manufacturing companies performed by an independent consulting firm, the Company's financial condition, any changes in job responsibilities, and the performance of each executive. Executive officer base salaries generally are set to correspond to the midrange of base salaries at comparable companies.

ANNUAL INCENTIVE BONUS

     Executive officers are eligible to receive annual incentive compensation equivalent to a specified percentage of their salaries under the Company's bonus plan. At the beginning of each fiscal year, the Company establishes bonus payout targets that are designed to bring the level of total annual cash compensation (base salary plus annual incentive bonus) within the competitive ranges for comparable positions at similar-size publicly held manufacturing companies. The total potential bonus for each executive is based upon performance objectives as appropriate for that executive's area of responsibility. These objectives include financial performance of the Company and individual performance objectives. The results from the respective areas of responsibility for each executive are evaluated against financial and individual performance objectives, to determine a payout level as a percentage of the annual incentive target. In recent years, incentive payouts have generally averaged 15-25% of the executives' base salary.

LONG-TERM INCENTIVE (STOCK OPTIONS)

     Generally, the Company awards stock options to executive officers on an annual basis. Each grant is designed to align the interests of executive officer with those of the shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Awards to specific employees, including the Chief Executive Officer, are made on the basis of each employee's job responsibilities and recommendations of the executive officers of the Company concerning the individual's contributions (both historical and potential) to the success of the Company, without regard to prior awards of stock option grants.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Conway is a founder of the Company and has served as its Chief Executive Officer and Chairman of the Board since its incorporation in 1988. Mr. Conway's base salary and annual incentive bonus are set by the Committee using the same policies and criteria used for other executive officers. In setting Mr. Conway's salary for fiscal 2002, the Committee considered competitive information for similar sized manufacturing companies provided by an independent compensation consultant and the Company's financial performance. Mr. Conway is currently paid a base salary and bonus, which has been set by the Committee in the low to midrange of comparable competitive compensation data. As a result of the comparison of the Company's performance with its targeted performance in fiscal 2002, Mr. Conway received a bonus equal to 91% of target bonus level.

TAX LIMITATION

     As a result of federal tax legislation enacted in 1993, a publicly-held company such as the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any year. It is not expected that the compensation to be paid to the Company's executive officers for the 2003 fiscal year will exceed the $1 million limit per officer. Compensation which qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company believes the total compensation granted to its executives, including options, is less than the $1 million limit per officer and that, in any case, stock options granted to its executives qualify for the performance-based exception to the deduction limit. However, there can be no assurance that the options will so qualify. In addition, future amendments to the Company's Option Plan may be necessary to preserve such qualification in the future.

     The cash compensation paid to the Company's executive officers for the fiscal 2002 year did not exceed the $1 million dollar limit per officer, nor is the cash compensation to be paid to the Company's executive officers for the 2003 fiscal year expected to reach that level. Because it is very unlikely that the cash compensation payable to any of the Company's executive officers in the foreseeable future will approach the $1 million dollar limitation, the Compensation Committee has decided not to take action at this time to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million dollar level.

                                          Submitted By the Compensation
                                          Committee
                                          of the Board of Directors

                                          Roger W. Schnobrich
                                          Darnell L. Boehm

STOCK PERFORMANCE GRAPH

     The following graph compares the yearly percentage changes in the cumulative total shareholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Value Index and the Media General Financial Services Medical Instruments and Supplies Index ("MG Index") during the five fiscal years ended September 30, 2002. The comparison assumes $100 was invested on September 30, 1997 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of dividends.

                     COMPARISON OF 5-YEAR CUMULATIVE RETURN
[PERFORMANCE GRAPH]

                                                    ROCHESTER MEDICAL                                         NASDAQ MARKET
                                                          CORP.                     MG INDEX                      INDEX
                                                    -----------------               --------                  -------------
1997                                                     100.00                      100.00                      100.00
1998                                                      61.19                      104.42                      103.92
1999                                                      57.46                      119.26                      168.12
2000                                                      36.57                      142.57                      229.98
2001                                                      27.71                      145.84                       94.23
2002                                                      35.29                      118.82                       75.81

                  ASSUMES $100 INVESTED ON SEPTEMBER 30, 1997
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 2002

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding Compensation Committee Report on Executive Compensation and the preceding Company Stock Performance Graph are not to be incorporated by reference into any such filings; nor are such Report or Graph to be incorporated by reference into any future filings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is a former officer or employee of the Company or any of its subsidiaries.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors, consisting of three independent, non-employee directors, assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The Audit Committee met four times during the past fiscal year and performed its responsibilities under an Audit Committee Charter. On December 10, 2002, the Audit Committee adopted a new Audit Committee Charter, a copy of which is included in this Proxy Statement as Appendix A.

     The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2002 with management and with the independent auditors. Specifically, the Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), which includes, among other things:

     - methods used to account for significant unusual transactions;

     - the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

     - the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; and

     - disagreements with management over the application of accounting principles, the basis for management's accounting estimates, and the disclosures in the financial statements.

     The Audit Committee has received the written disclosures and the letter from our independent accountants, Ernst & Young LLP, required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, and the Audit Committee discussed with the independent auditors the audit firm's independence. The Audit Committee also considered whether non-audit services provided by the independent auditors during the last fiscal year were compatible with maintaining the independent auditors' independence.

     Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

                                          Submitted By the Audit Committee
                                          of the Board of Directors

                                          Darnell L. Boehm
                                          Roger W. Schnobrich
                                          Benson Smith

                      COMPLIANCE WITH SECTION 16(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended September 30, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were properly met, except that Peter Conway did not timely file (a) a statement of change in beneficial ownership on Form 4 for the month of January 2002 to report six transactions in which he acquired an aggregate of 4,500 shares of the Company's common stock, (b) a statement of change in beneficial ownership on Form 4 for the month of April 2002 to report two transactions in which he acquired an aggregate of 5,700 shares of the Company's common stock and (c) a statement of change in beneficial ownership on Form 4 for the month of June 2002 to report six transactions in which he acquired an aggregate of 10,575 shares of the Company's common stock.

                                  PROPOSAL 2:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2003. A proposal to ratify the appointment of Ernst & Young LLP will be presented at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer appropriate questions from shareholders. If the appointment of Ernst & Young LLP is not ratified by the shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.

AUDIT FEES

     Audit fees billed or expected to be billed to the Company by Ernst & Young LLP for review of the Company's financial statements for the fiscal year ended September 30, 2002 and for reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the last fiscal year totaled $48,300.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the last fiscal year.

ALL OTHER FEES

     Fees billed or expected to be billed to the Company by Ernst & Young LLP for all other non-audit services, including tax-related services, provided during the last fiscal year totaled $37,309.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                 DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Proposals of shareholders of the Company that are intended to be presented by such stockholders at the Company's 2004 Annual Meeting must be received no later than August 18, 2003, in order that they may be included in the proxy statement and form of proxy relating to that meeting.

                             ADDITIONAL INFORMATION

     A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 2002 is furnished with this Proxy Statement. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002 as filed with the Securities and Exchange Commission is available without charge upon written request to Rochester Medical Corporation, One Rochester Medical Drive, Stewartville, MN 55976, to the attention of David A. Jonas, Chief Financial Officer.

     Please mark, sign, date and return promptly the enclosed proxy provided. The signing of a proxy will not prevent you from attending the meeting in person.

                                          By Order of the Board of Directors

                                          [ANTHONY J. CONWAY SIGNATURE]
                                          ANTHONY J. CONWAY
                                          President

Dated: December 16, 2002

                                                                      APPENDIX A

                         ROCHESTER MEDICAL CORPORATION

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                               DECEMBER 10, 2002

I.  AUDIT COMMITTEE PURPOSE

     The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial statements, financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance.

     - Select and appoint the Company's independent auditors, pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the Company by the Company's independent auditors, and establish the fees and other compensation to be paid to the independent auditors.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing function.

     - Establish procedures for the receipt, retention, response to and treatment of complaints, including confidential, anonymous submissions by the Company's employees, regarding accounting, internal controls or auditing matters, and provide an avenue of communication among the independent auditors, management, the internal auditing function and the Board of Directors.

     The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as officers and employees of the Company. The Committee has the authority to retain, at the Company's expense, special legal, accounting or other consultants or experts it deems necessary in the performance of its duties. The Company shall at all times make adequate provisions for the payment of all fees and other compensation, approved by the Committee, to the Company's independent auditors in connection with the issuance of its audit report, or to any consultants or experts employed by the Committee.

II.  AUDIT COMMITTEE COMPOSITION AND MEETINGS

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent, non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. Committee members shall meet the independence and experience requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented). All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements at the time of their appointment to the Committee, and at least one member of the Committee shall have accounting or related financial management expertise and qualify as a "financial expert" in accordance with the requirements of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

     Committee members shall be appointed by the Board. If a Committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee shall meet privately in executive session at each meeting with management, the manager of internal auditing, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, shall communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the independent auditors' review procedures.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  REVIEW PROCEDURES

     1. Review the Company's annual audited financial statements prior to filing or release. Review should include discussion with management and the independent auditors of significant issues regarding critical accounting estimates, accounting principles, practices and judgments, including, without limitation, a review with the independent auditors of any auditor report to the Committee required under rules of the Securities and Exchange Commission (as may be modified or supplemented). Review should also include review of the independence of the independent auditors (see item 8 below) and a discussion with the independent auditors of the conduct of their audit (see item 9 below). Based on such review determine whether to recommend to the Board that the annual audited financial statements be included in the Company's Annual Report filed under the rules of the Securities and Exchange Commission.

     2. In consultation with management, the independent auditors and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses. Review any significant changes to the Company's auditing and accounting policies. Resolve disagreements, if any, between management and the independent auditors.

     3. Review with financial management and the independent auditors the Company's quarterly financial statements prior to filing or release. The Committee may designate a member of the Committee to represent the entire Committee for purposes of this review.

     4. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and cause the Charter to be approved at least once every three years in accordance with the regulations of the Securities and Exchange Commission and the Nasdaq National Market (as may be modified or supplemented).

  INDEPENDENT AUDITORS

     5. The Company's independent auditors are directly accountable to the Committee and the Board of Directors. The Committee shall review the independence and performance of the independent auditors, annually appoint the independent auditors and approve any discharge of auditors when circumstances warrant.

     6. Approve the fees and other significant compensation to be paid to the independent auditors.

     7. Approve the independent auditors' annual audit plan, including scope, staffing, locations and reliance upon management and internal audit department.

     8. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence. Such review should include receipt and review of a report from the independent auditors regarding their independence consistent with Independence

Standards Board Standard I (as may be modified or supplemented). All engagements for non-audit services by the independent auditors must be approved by the Committee prior to the commencement of services. The Committee may designate a member of the Committee to represent the entire Committee for purposes of approval of non-audit services, subject to review by the full Committee at the next regularly scheduled meeting. The Company's independent auditors may not be engaged to perform prohibited activities under the Sarbanes-Oxley Act of 2002 or the rules of the Public Company Accounting Oversight Board or the Securities and Exchange Commission.

     9. Prior to filing or releasing annual financial statements, discuss the results of the audit with the independent auditors, including a discussion of the matters required to be communicated to audit committees in accordance with SAS 61 (as may be modified or supplemented).

     10. Obtain from the independent auditors assurance that Section 10A of the Securities and Exchange Act has not been implicated.

     11. Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles and critical accounting estimates as applied in its financial reporting.

  INTERNAL AUDIT FUNCTION AND LEGAL COMPLIANCE

     12. Review the budget, plan, changes in plan, activities, organization structure and qualifications of the Company's internal audit department, as needed.

     13. Approve the appointment, performance and replacement of the internal audit manager or approve the retention of, and engagement terms for, any third party provider of internal audit services.

     14. Review significant reports prepared by the internal audit department together with management's response and follow-up to these reports.

     15. On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

  OTHER AUDIT COMMITTEE RESPONSIBILITIES

     16. Annually prepare the report to shareholders as required by the roles of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     17. Review and approve all related-party transactions.

     18. Perform any other activities consistent with this Charter, the Company's by-laws and governing law, as the Committee or the Board deems necessary or appropriate.

     19. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, which is the responsibility of management and the independent auditors. It is also the responsibility of management to assure compliance with laws and regulations and the Company's corporate policies with oversight by the Committee in the areas covered by this Charter.

                          ROCHESTER MEDICAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                           THURSDAY, JANUARY 30, 2003
                                  3:30 P.M. CST

                                 ROCHESTER ROOM
                       MINNEAPOLIS HILTON AND TOWERS HOTEL
                              1001 MARQUETTE AVENUE
                              MINNEAPOLIS, MN 55403







--------------------------------------------------------------------------------


ROCHESTER MEDICAL CORPORATION
ONE ROCHESTER MEDICAL DRIVE
STEWARTVILLE, MN 55976                                                     PROXY

       THIS PROXY IS SOLICITED ON BEHALF OF THE MANAGEMENT OF THE COMPANY

         The undersigned, having duly received the Notice of Annual Meeting and Proxy Statement dated December 16, 2002, hereby appoints Anthony J. Conway and Philip J. Conway as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all Common Shares of Rochester Medical Corporation held of record by the undersigned on December 2, 2002, at the meeting of shareholders to be held Thursday, January 30, 2003, in the Rochester Room, Minneapolis Hilton and Towers Hotel, 1001 Marquette Avenue, Minneapolis, Minnesota 55403, at 3:30 o'clock p.m. CST, and any adjournment(s) thereof, and, in their discretion, upon any other matters which may be brought before the meeting.

         If no choice is specified, the proxy will be voted "FOR" each item.






                      See reverse for voting instructions.

                                             ~/ Please detach here ~/






1.  Election of   01  Darnell L. Boehm    04  Philip J. Conway     07  Benson Smith  |_| Vote FOR all         |_| Vote WITHHELD
    Directors:    02  Anthony J. Conway   05  Richard D. Fryar                           nominees (except         from all nominees
                  03  Peter R. Conway     06  Roger W. Schnobrich                        as marked to the
                                                                                         contrary)
                                                                                   -------------------------------------------------
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
                                                                                   -------------------------------------------------

2.   Ratification of the Selection of Ernst & Young LLP as Independent Auditors.     |_| For     |_| Against    |_|   Abstain

3.   In their discretion, the Proxies are authorized to vote upon other business of which the Board of Directors is presently unaware and which may properly come before the meeting, and for the election of any person as a member of the Board of directors if a nominee named in the accompanying Proxy Statement is unable to serve or for good cause will not serve. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY UNDERSIGNED SHAREHOLDER, IF NO DIRECTION IS GIVEN,
THIS PROXY SHALL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR AND "FOR" ITEM 2 LISTED HEREIN, AND UPON ALL OTHER MATTERS,
THE PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE COMPANY.

Address Change?  Mark Box  |_|     Indicate changes below:                                Date_______________________________
                                                                                ----------------------------------------------------



                                                                                ----------------------------------------------------

                                                                                Signature(s) in Box
                                                                                PLEASE SIGN exactly as name appears at left. When
                                                                                shares are held by joint tenants, both should sign.
                                                                                If signing as attorney, executor, administrator or
                                                                                guardian, please give full title as such. If a
                                                                                corporation, please sign in full corporate name by
                                                                                president or other authorized officer. If a
                                                                                partnership, please sign in partnership name by an
                                                                                authorized person.